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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)  December 31, 1998


                  Western Pennsylvania Adventure Capital Fund
            (Exact name of registrant as specified in its charter)


      Pennsylvania              000-21593           25-1792727
    (State or other            (Commission       (I.R.S. Employer
      jurisdiction             File Number)     Identification No.)
    of incorporation)


   Scott Towne Center, Suite A-113, Pittsburgh, PA    15220-1400
      (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code   412-279-1760

          2000 Technology Drive, Suite 150, Pittsburgh, PA 15219-3109 (Former name or former address, if changed since last report.)
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Item 5.  Other Events

As of December 31, 1998, The Enterprise Corporation of Pittsburgh ("Enterprise"), the Western Pennsylvania Adventure Capital Fund's ("WPACF") investment advisor, ceased operations. Under an existing agreement, Enterprise provided investment advisory and administrative support services to WPACF, and WPACF paid Enterprise a one-time fee equal to 5% of the amount it invested in each portfolio company. During 1998, WPACF incurred $37,500 in investment advisory fees.

The WPACF is investigating alternatives to replace the services previously provided by Enterprise. Temporarily, WPACF is handling investment advisory services on an internal basis and has contracted externally for administrative and support services.
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Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Western Pennsylvania Adventure Capital Fund
                                     ___________________________________________
                                                    (Registrant)

      February 19, 1999                         /s/   Alvin J. Catz
______________________________       ___________________________________________
            (Date)                                  (Signature)*


*Print name and title of signing officer under his signature.